Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated July 28, 2021, to the prospectus dated May 1, 2021 for:

•	VUL LegacySM
•	VUL OptimizerSM

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding additions to the appendix titled “State policy availability and/or variations of certain features and benefits” for policies issued in California on or after January 1, 2021. As applicable to your policy, please insert the following immediately preceding the current state variation text for California:

States where certain policy features and/or benefits are not available or vary:

State	Features and benefits	Availability or variation
California	See “Making withdrawals from your policy”	In California, receiving monthly benefits under the Long-Term Care Servicessm Rider does not prevent you from making a partial withdrawal from your policy.

	See “Long-Term Care Servicessm Rider in “More information about policy features and benefits”	At least 30 days before the first monthly benefit payment, we will provide you with additional information as required by California law, including an option to cancel the payment before the scheduled payment date. The scheduled payment date will be on the next monthly anniversary that is at least 30 days after the date all required documentation is received by us, including proof that the elimination period has been satisfied, if applicable.

	See “When we pay policy proceeds” in “More information about other matters”	If you are receiving monthly benefits under the Long-Term Care Servicessm Rider and you apply for a loan or partial withdrawal, additional information about the potential effects of a loan or partial withdrawal will be provided to you as required by California law. Until we receive a response to such information finalizing the request for the loan or withdrawal, such request will not be in good order.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2021 Equitable Financial Life Insurance Company and Equitable Financial Life Insurance Company of America.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Equitable Financial Life Insurance Company of America

Administrative Office: 525 Washington Blvd.

Jersey City, NJ 07310

212-554-1234

EVM-42-21 (7.21)	Catalog No. 162741 (7.21)
VUL Optimizer / VUL Legacy New Biz	#192195